Quarterly Holdings Report
for
Fidelity Freedom® Blend 2060 Fund
December 31, 2023
FBF-Y60-NPRT3-0224
1.9892482.105
U.S. Treasury Obligations - 0.2%
	Principal Amount (a)	Value ($)
U.S. Treasury Bills, yield at date of purchase 5.28% to 5.4% 1/25/24 to 3/28/24 (b) (Cost $875,124)	880,000	875,286

Domestic Equity Funds - 49.6%
	Shares	Value ($)
Fidelity Series Blue Chip Growth Fund (c)	3,824,100	59,732,444
Fidelity Series Commodity Strategy Fund (c)	36,264	3,359,119
Fidelity Series Large Cap Growth Index Fund (c)	1,958,434	37,504,016
Fidelity Series Large Cap Stock Fund (c)	2,050,097	40,058,888
Fidelity Series Large Cap Value Index Fund (c)	4,855,790	71,477,226
Fidelity Series Small Cap Core Fund (c)	15,645	176,004
Fidelity Series Small Cap Opportunities Fund (c)	1,374,114	19,100,182
Fidelity Series Value Discovery Fund (c)	1,758,828	26,171,366
TOTAL DOMESTIC EQUITY FUNDS (Cost $228,985,486)		257,579,245

International Equity Funds - 41.6%
	Shares	Value ($)
Fidelity Series Canada Fund (c)	991,244	14,561,370
Fidelity Series Emerging Markets Fund (c)	1,665,529	14,090,371
Fidelity Series Emerging Markets Opportunities Fund (c)	3,255,371	56,415,572
Fidelity Series International Growth Fund (c)	2,127,439	36,443,031
Fidelity Series International Index Fund (c)	1,162,924	13,675,986
Fidelity Series International Small Cap Fund (c)	478,252	8,111,158
Fidelity Series International Value Fund (c)	3,114,398	36,345,023
Fidelity Series Overseas Fund (c)	2,799,715	36,312,305
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $205,868,858)		215,954,816

Bond Funds - 7.2%
	Shares	Value ($)
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund (c)	56,574	433,354
Fidelity Series Corporate Bond Fund (c)	7,792	72,626
Fidelity Series Emerging Markets Debt Fund (c)	336,614	2,608,755
Fidelity Series Emerging Markets Debt Local Currency Fund (c)	90,282	845,943
Fidelity Series Floating Rate High Income Fund (c)	52,028	469,810
Fidelity Series Government Bond Index Fund (c)	15,484	143,227
Fidelity Series High Income Fund (c)	315,396	2,652,481
Fidelity Series Investment Grade Bond Fund (c)	14,713	148,605
Fidelity Series Investment Grade Securitized Fund (c)	8,006	72,212
Fidelity Series Long-Term Treasury Bond Index Fund (c)	5,049,833	29,592,024
Fidelity Series Real Estate Income Fund (c)	53,478	507,504
TOTAL BOND FUNDS (Cost $41,786,945)		37,546,541

Short-Term Funds - 1.4%
	Shares	Value ($)
Fidelity Cash Central Fund 5.40% (d)	989,202	989,400
Fidelity Series Government Money Market Fund 5.43% (c)(e)	1,777,164	1,777,164
Fidelity Series Short-Term Credit Fund (c)	11,990	118,101
Fidelity Series Treasury Bill Index Fund (c)	460,207	4,574,458
TOTAL SHORT-TERM FUNDS (Cost $7,457,666)		7,459,123

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $484,974,079)	519,415,011
NET OTHER ASSETS (LIABILITIES) - 0.0%	(1,763)
NET ASSETS - 100.0%	519,413,248

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Treasury Contracts
CBOT 10-Year U.S. Treasury Note Contracts (United States)	104	Mar 2024	11,740,625	361,851	361,851
CBOT 5-Year U.S. Treasury Note Contracts (United States)	165	Mar 2024	17,947,617	379,295	379,295
CBOT Long Term U.S. Treasury Bond Contracts (United States)	21	Mar 2024	2,623,688	181,794	181,794

TOTAL PURCHASED					922,940

Sold

Equity Index Contracts
CME Micro E-mini S&P 500 Index Contracts (United States)	17	Mar 2024	4,097,000	(136,022)	(136,022)
ICE MSCI EAFE Index Contracts (United States)	3	Mar 2024	337,860	(70)	(70)
ICE MSCI Emerging Markets Index Contracts (United States)	72	Mar 2024	3,721,320	(164,321)	(164,321)

TOTAL SOLD					(300,413)

TOTAL FUTURES CONTRACTS					622,527
The notional amount of futures purchased as a percentage of Net Assets is 6.3%
The notional amount of futures sold as a percentage of Net Assets is 1.6%

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $875,286.
(c)	Affiliated Fund
(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(e)	The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	426,394	7,551,701	6,988,695	23,366	-	-	989,400	0.0%
Total	426,394	7,551,701	6,988,695	23,366	-	-	989,400

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	320,628	134,625	4,808	13,625	(29)	(17,062)	433,354
Fidelity Series Blue Chip Growth Fund	38,827,427	15,693,770	7,720,828	296,440	(145,940)	13,078,015	59,732,444
Fidelity Series Canada Fund	10,095,134	4,584,266	1,032,339	468,768	43,726	870,583	14,561,370
Fidelity Series Commodity Strategy Fund	2,450,290	1,392,749	272,550	135,314	(58,806)	(152,564)	3,359,119
Fidelity Series Corporate Bond Fund	21,188	49,435	1,022	1,133	(27)	3,052	72,626
Fidelity Series Emerging Markets Debt Fund	1,729,186	768,734	25,000	102,293	459	135,376	2,608,755
Fidelity Series Emerging Markets Debt Local Currency Fund	589,406	245,301	8,173	39,601	239	19,170	845,943
Fidelity Series Emerging Markets Fund	7,039,367	6,681,354	177,897	327,390	(33,171)	580,718	14,090,371
Fidelity Series Emerging Markets Opportunities Fund	40,526,125	14,695,106	1,410,978	1,524,953	23,210	2,582,109	56,415,572
Fidelity Series Floating Rate High Income Fund	331,996	150,158	19,173	30,101	270	6,559	469,810
Fidelity Series Government Bond Index Fund	43,100	99,361	1,502	1,773	(44)	2,312	143,227
Fidelity Series Government Money Market Fund 5.43%	960,623	1,391,575	575,034	52,133	-	-	1,777,164
Fidelity Series High Income Fund	1,751,446	851,731	25,961	106,943	231	75,034	2,652,481
Fidelity Series International Growth Fund	23,433,260	10,918,705	651,230	452,238	(50,627)	2,792,923	36,443,031
Fidelity Series International Index Fund	9,717,071	4,243,482	1,027,803	372,800	(15,372)	758,608	13,675,986
Fidelity Series International Small Cap Fund	7,272,949	2,616,072	2,069,746	264,411	(831,375)	1,123,258	8,111,158
Fidelity Series International Value Fund	23,372,359	11,664,714	1,536,736	1,127,017	(13,178)	2,857,864	36,345,023
Fidelity Series Investment Grade Bond Fund	44,190	102,215	1,773	2,607	(52)	4,025	148,605
Fidelity Series Investment Grade Securitized Fund	23,693	47,402	1,022	1,138	(48)	2,187	72,212
Fidelity Series Large Cap Growth Index Fund	24,594,957	9,612,359	3,220,562	291,885	(1,409)	6,518,671	37,504,016
Fidelity Series Large Cap Stock Fund	26,960,430	11,140,097	1,392,325	1,902,610	24,730	3,325,956	40,058,888
Fidelity Series Large Cap Value Index Fund	50,285,640	21,602,543	4,021,126	2,786,364	(146,832)	3,757,001	71,477,226
Fidelity Series Long-Term Treasury Bond Index Fund	20,079,882	11,087,448	771,012	580,615	(125,618)	(678,676)	29,592,024
Fidelity Series Overseas Fund	23,410,669	11,014,813	669,044	575,832	(4,542)	2,560,409	36,312,305
Fidelity Series Real Estate Income Fund	565,933	222,549	283,185	32,154	(7,724)	9,931	507,504
Fidelity Series Short-Term Credit Fund	106,859	8,865	-	2,518	-	2,377	118,101
Fidelity Series Small Cap Core Fund	75,418	84,028	4,715	2,688	224	21,049	176,004
Fidelity Series Small Cap Opportunities Fund	12,337,513	5,498,194	1,003,459	173,968	(77,872)	2,345,806	19,100,182
Fidelity Series Treasury Bill Index Fund	2,485,916	2,702,950	612,160	127,798	(981)	(1,267)	4,574,458
Fidelity Series Value Discovery Fund	18,437,886	8,837,944	1,789,867	1,182,193	(86,340)	771,743	26,171,366
	347,890,541	158,142,545	30,331,030	12,979,303	(1,506,898)	43,355,167	517,550,325

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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